Supplement dated September 10, 2008 to the

Panorama variable annuity prospectus and the

Flex Extra variable annuity prospectus

both dated May 1, 2008

The Oppenheimer MidCap Fund/VA prospectus has been revised with additional language regarding the total fund operating expenses. To reflect this new information we are revising the prospectus for your variable annuity product as noted below.

In the “Table of Fees and Expenses” section, in the “Investment Management Fees and Other Expenses” table, in the row for the Oppenheimer MidCap Fund/VA, in the Management Fees column we are adding a footnote reference to footnote A. Following the table we are adding footnote A:

A. Effective September 1, 2008 through August 31, 2009 (the “waiver period”), the Manager has voluntarily agreed to reduce its advisory fee rate by 0.10% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance is in the fourth or fifth quintile of the Fund’s Lipper peer group as of August 31, 2008. However, if the Fund’s trailing one-year total return performance, as measured at the end of any subsequent calendar quarter during the waiver period, improves to the third or higher quintile of the Fund’s Lipper peer group, the advisory fee reduction will be terminated effective the following business day. The advisory fee reduction is a voluntary undertaking and may be terminated by the Manager at any time.